UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) May 11, 2006
MATRIXX INITIATIVES, INC.

(Exact Name of Registrant as Specified in Its Charter)
DELAWARE

(State or Other Jurisdiction of Incorporation)

001-31404	87-0482806

(Commission File Number)	(IRS Employer Identification No.)

4742 N. 24th Street, Suite 455 Phoenix, Arizona	85016

(Address of Principal Executive Offices)	(Zip Code)
(602) 385-8888

(Registrant’s Telephone Number, Including Area Code)
NONE

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
In connection with the Company’s Annual Meeting of Stockholders, held on May 11, 2006, the Company discussed several additions to the Zicam® franchise for the 2006/2007 cold season. The Company also discussed progress on an oral care product.
A copy of the press release issued on May 12, 2006 announcing the new products, oral care progress, and election of directors is attached to this Report as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
     (c) Exhibits
99.1	Press Release dated May 12, 2006, entitled “Matrixx Initiatives Discusses New Products and Oral Care Progress at Annual Meeting”

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATRIXX INITIATIVES, INC. (Registrant)
/s/ William J. Hemelt
William J. Hemelt
Executive Vice President, Chief Financial Officer and Treasurer

Date: May 12, 2006

Exhibit Index

Exhibit
Number	Description
99.1	Press Release dated May 12, 2006, entitled “Matrixx Initiatives Discusses New Products and Oral Care Progress at Annual Meeting”